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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006 (April 10, 2006)
Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, Colorado		80021

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 410-6666
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     On April 10, 2006, we issued a press release relating to the results of our ARIES-1 trial of ambrisentan in patients with pulmonary arterial hypertension. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press Release, dated April 10, 2006, entitled “Myogen Reports Positive Top Line Results for Second Ambrisentan Pivotal Phase 3 trial in Pulmonary Arterial Hypertension.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated April 11, 2006

MYOGEN, INC.

By:	/s/ Andrew D. Dickinson

Andrew D. Dickinson
Its:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 10, 2006, entitled “Myogen Reports Positive Top Line Results for Second Ambrisentan Pivotal Phase 3 trial in Pulmonary Arterial Hypertension.”